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                                                                    Exhibit 10.5

                             [FIFTH THIRD BANK LOGO]

                             MASTER EQUIPMENT LEASE
This Master Equipment Lease dated as of DECEMBER 18, 2001 ("Master Lease") between THE FIFTH THIRD LEASING COMPANY, a (an) OHIO CORPORATION (hereinafter called together with its successors and assigns, if any, "Lessor"), 38 FOUNTAIN SQUARE PLAZA, CINCINNATI, OHIO 45263 and CINTECH SOLUTIONS, INC. a (an) OHIO CORPORATION (hereinafter called "Lessee"), 4747 LAKE FOREST DRIVE, CINCINNATI, OHIO 45242.
                         TERMS AND CONDITIONS OF LEASE
In consideration of the premises and of the rentals and the covenants hereinafter mentioned to be kept and performed by Lessee, Lessor hereby leases the equipment (including all replacement parts, repairs, additions and accessories thereto) listed on Equipment Schedule A attached hereto on the date hereof or as attached hereto at any time in the future or listed or described in any other document which refers to and incorporates the terms of this Master Lease (collectively "Equipment"), upon the following terms and conditions:

SECTION 1. ACQUISITION AND LEASE OF EQUIPMENT.

     (a) Lessor will, subject to the terms of this Master Lease, purchase the Equipment set forth in Equipment Schedule A and simultaneously lease such Equipment to Lessee. The approximate purchase price for each unit of Equipment is as set forth in Equipment Schedule A. Lessee acknowledges either:

          (i) that Lessee has approved any written Supply Contract (as defined by the uniform version of the Uniform Commercial Code (UCC)
               Section 2A-103 (y) as adopted in the state of Lessor's principle place of business) covering the Equipment purchased from the "Supplier" (as defined by UCC Section 2A-103(x)) thereof for lease to Lessee; or

          (ii) that Lessor has informed or advised Lessee, in writing, either previously or by this Master Lease of the following:

               (1)  the identity of the Supplier;

               (2)  that the Lessee may have rights under the Supply Contract;
                    and

               (3) that the Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract.

     (b) Lessor hereby authorizes Lessee to accept delivery of the Equipment from the manufacturer or the Supplier. Upon delivery and installation of each item of Equipment, if such Equipment is in good working order, and complies with the specifications of the purchase order, Lessee shall execute and deliver to Lessor a Certificate of Acceptance in form acceptable to Lessor. Lessor shall be under no obligation to purchase the Equipment until it has received the Acceptance Certificate executed by Lessee.

     (c) Lessor shall be under no obligation to purchase any item of Equipment if there shall exist an Event of Default or any condition, event or act which, with notice or lapse of time or both, would become an Event of Default.

SECTION 2. TERM AND RENT.

     (a) This Master Lease shall commence on the date set forth above and shall continue in effect thereafter so long as any Equipment Schedule A entered into pursuant to this Master Lease remains in effect. The term of each Equipment Schedule A shall commence upon the Effective Date specified in each Schedule and shall continue for the term specified unless earlier terminated pursuant to the terms hereof. Unless otherwise stated in Equipment Schedule A, each Equipment Schedule A term shall be automatically extended for successive monthly periods until terminated by either party giving to the other not less than ninety (90) days prior written notice of termination. Any such termination shall be effective only on the last day of the term specified in Equipment Schedule A or any successive period.

     (b) As rent for the Equipment, Lessee agrees to pay to Lessor the rent specified in Equipment Schedule A. All payments provided for in this Master Lease shall be made to the Lessor at the address of the Lessor set forth above, or at such other place as the Lessor, or its assigns, shall specify in writing. The rent specified in Equipment Schedule A shall be adjusted for any errors, increase or decrease in the purchase price of the Equipment. The payment of the rent specified in Equipment Schedule A also shall be secured by any presently existing or hereafter acquired property pledged to Lessor or any affiliate of Fifth Third Bancorp for any indebtedness of Lessee owed to Lessor and all affiliates of Fifth Third Bancorp, whether direct or contingent, due or to become due; provided, however, that this provision shall not apply to a "consumer credit transaction" as defined in Title I, Consumer Credit Protection Act 15 U.S. C. A. Sections 1601 et. seq., as amended or any applicable state statute containing similar provisions.

     (c) This Master Lease is a net lease and Lessee acknowledges and agrees that Lessee's obligation to make all payments hereunder, and the rights of Lessor in and to all such payments, shall be absolute and unconditional and shall not be subject to any abatement of rent or reduction thereof, including but not limited to, abatements or reductions due to any present or future claims of Lessee against Lessor, the manufacturer of the Equipment, the Supplier, or any party under common ownership or affiliated with Lessor, by reason of any defect in the Equipment, the condition, design, operation or fitness for use thereof, or by reason of any failure of Lessor to perform any of its obligations hereunder, or by reason of any other cause. It is the intention of the parties hereto that the rent payable by Lessee hereunder shall continue to be payable in all events and in the manner and at the times herein provided unless the obligation to pay shall be terminated pursuant to the provisions of this Lease.

SECTION 3. TAX INDEMNIFICATION.

     (a) The terms of this Master Lease, including payment amounts, have been made in reliance on the fact that Lessor, its successors and assigns, shall be entitled to such deductions, credits and other benefits (the "Tax Benefits") as are provided to an owner of property, to the extent permitted under applicable law and provisions of the Internal Revenue Code of 1986 (the "Code"), as amended, including but not limited to depreciation and amortization deductions allowable under Sections 167, 168 and 169 of the Code and any amendments or additions thereto relating to the leased property (the "Deductions").

     (b) If the Lessor or its successor or assigns shall lose, during the term of this Master Lease, its right to claim all or any part of such Tax Benefits or Deductions or any part of such Tax Benefits or Deductions is disallowed, the rental set forth in Equipment Schedule A shall be increased by an amount which, in the reasonable opinion of Lessor, will cause Lessor's total net return (after all taxes) to be equal to the net return which Lessor would have received had such Tax Benefits or Deductions not been disallowed.

     (c) In the event Lessor's claim of all or any part of such Tax Benefits or Deductions with respect to the Equipment is disallowed or lost after the term of the Lease, Lessee shall pay Lessor a lump sum which, in the reasonable opinion of Lessor will cause Lessor's total net return (after all taxes) to be equal to the net return Lessor would have received had such Tax Benefits or Deductions not been disallowed.

     (d) In the event that this Master Lease is, for any reason, canceled or prepaid prior to the expiration of its term the Lessee agrees to pay to Lessor, in addition to all other amounts payable under this Master Lease, a lump sum amount which, in the reasonable opinion of Lessor, will cause Lessor's net return (when combined with all other payments hereunder but excluding any prepayment penalties and after all taxes) to be equal to the net return Lessor would have received had this Master Lease not been terminated prior to the expiration of its term.

     (e) The rent shall not be so increased (or the lump sum payment shall not be due) if and to the extent that the Lessor shall have lost the right to claim such a Tax Benefit or Deduction as a direct result of any one of the following events:

          (i) a casualty occurrence with respect to the Equipment if Lessee shall have paid the Lessor pursuant to the provisions of
               Section 13 hereof;





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          (ii)  the failure of Lessor to claim the Tax Benefit or Deduction on its income tax return for the appropriate year; or

          (iii) the failure of Lessor to have sufficient tax liability to fully use such Tax Benefits or Deductions.

     (f) Lessee agrees that neither it nor any corporation controlled by it, in control of it, or under common control with it, directly or indirectly, will at any time take any action or file any returns or other documents inconsistent with the foregoing and that each of such corporations will file such returns, take such action and execute such documents as may be reasonable and necessary to facilitate accomplishment of the intent thereof. Lessee agrees to copy and make available for inspection and copying by Lessor such records as will enable Lessor to determine whether it is entitled to the benefit of any amortization or depreciation deduction or tax credit which may be available from time to time with respect to the Equipment.

     (g) If, under any circumstances or for any reason whatsoever, except for acts of the Lessor,

          (i) Lessor shall become liable for additional tax as a result of Lessee having added an attachment or made an alteration to the Equipment which would increase the productivity or capability of the Equipment so as to violate the provisions of Rev. Proc. 75-21, 1975-1 C.B. 715, as modified by Rev. Proc. 79-48, 1979-2
                C.B. 529 (and as either or both may hereafter be modified or superseded);

          (ii) the statutory full-year marginal federal tax rate for corporations with a December 31 tax year-end is different than the statutory tax rate in effect on the date of this Master Lease; or

          (iii) Lessor shall not have or shall lose the right to claim, or there shall be disallowed or recaptured all or any portion of the Federal tax depreciation deductions with respect to any item of Equipment based on depreciation of the Lessor's full cost of such item of Equipment and computed on the basis of a method of depreciation provided by the Code as Lessor in its complete discretion may select; then Lessee agrees to pay Lessor upon demand an amount which, after deduction of all taxes required to be paid by Lessor in respect of the receipt thereof under the laws of any federal, state or local government or taxing authority of the United States or of any taxing authority or government subsidiary of any foreign country, shall be equal to the sum of:

                (1) an amount equal to the additional income taxes which would be paid or payable by Lessor in consequence of the failure to obtain the benefit of a depreciation deduction calculated under the assumption that Lessor's income is taxed at the highest applicable rate (without regard to the actual taxes paid by Lessor), and

                (2) any interest and/or penalty which may be assessed in connection with any of the foregoing.

     (h) The provisions of this Section 3 shall survive the expiration or earlier termination of this Master Lease.

SECTION 4. ACCEPTANCE, USE AND MAINTENANCE OF EQUIPMENT.

     (a) Lessor hereby authorizes Lessee to accept delivery of the Equipment from the manufacturer or Supplier. Upon delivery and installation of each item of Equipment, if such Equipment is in good working order, Lessee shall execute and deliver to Lessor a Certificate of Acceptance in a form acceptable to Lessor.

     (b) Lessor shall have no obligation and assumes no liability for any matter relating to the ordering, manufacture, shipment, installation, erection, testing, adjusting or servicing of any item of Equipment, or for any failure or delay in obtaining or delivering any item of Equipment. Lessee shall provide and maintain a suitable installation environment for each item of Equipment with all appropriate utilities, wiring and other facilities prescribed or recommended by the appropriate manufacturer's installation and operating manuals.

     (c) Lessee shall cause the Equipment to be operated by competent employees and in accordance with the manufacturer's operating manuals and shall pay all expenses of operating the Equipment. The Equipment shall be maintained at the location(s) specified in Equipment Schedule A and shall not be removed from such location(s) without the written consent of the Lessor. Lessor will have the right, from time to time during reasonable business hours, to enter upon the Lessee's premises or any other premises where the Equipment may be located, for the purpose of confirming the existence, location, condition or proper maintenance of the Equipment.

     (d) Lessee, at its own cost and expense, shall keep all Equipment in good repair, condition and working order and shall furnish all parts, mechanisms, devices and servicing required therefor. All such parts, mechanisms, and devices shall immediately become the property of Lessor and part of the Equipment for all purposes.

     (e) Lessee shall comply with and conform to all laws, ordinances and regulations, present or future, in any way relating to the possession, use or maintenance of the Equipment throughout the term of this Master Lease.

     (f) Lessee shall pay or satisfy and discharge any and all claims against, through or under Lessee and its successors and assigns, which, if unpaid, might constitute or become a lien or a charge upon any of the Equipment, and any liens or charges which may be levied against or imposed upon the Equipment as a result of the failure of Lessee to perform or observe any of its covenants or agreements under this Master Lease and any other liens or charges which arise by virtue of claims against, through or under any other party other than Lessor, but Lessee shall not be required to pay or discharge any such claims so long as it shall, in good faith and by appropriate legal proceedings contest the validity thereof in any reasonable manner which will not, in the reasonable opinion of Lessor, affect or endanger the interest of Lessor or other rights of any assignee under this Master Lease hereof in and to the Equipment or diminish the value thereof. Lessee's obligations under this Section shall survive the termination of this Master Lease.

SECTION 5. NO AGENCY. Lessee acknowledges and agrees that neither the manufacturer, the Supplier, nor any salesman, representative, nor other agent of the manufacturer or Supplier, is an agent of Lessor. No salesman, representative or agent of the manufacturer or Supplier is authorized to waive or alter any term or condition of this Master Lease and no representation as to the Equipment or any other matter by the manufacturer or Supplier shall in any way affect Lessee's duty to pay rent and perform its obligations as set forth in this Master Lease.

SECTION 6. DISCLAIMER OF WARRANTIES. LESSEE ACKNOWLEDGES THAT: LESSOR IS NOT THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT NOR A DEALER THEREIN; THE EQUIPMENT IS OF A SIZE, DESIGN, CAPACITY, DESCRIPTION AND MANUFACTURE SELECTED BY LESSEE; LESSEE IS SATISFIED THAT THE EQUIPMENT IS SUITABLE AND FIT FOR ITS PURPOSES; AND LESSOR MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED AS TO THE DESIGN, OPERATION OR CONDITION, OR AS TO THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP IN THE EQUIPMENT LEASED HEREUNDER, AND LESSOR MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, IT BEING AGREED THAT ALL SUCH RISKS AS BETWEEN LESSOR AND LESSEE, ARE TO BE BORNE BY LESSEE AND THE BENEFITS OF ANY AND ALL IMPLIED WARRANTIES OF LESSOR ARE HEREBY WAIVED BY LESSEE. LESSOR SHALL NOT BE RESPONSIBLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES. Lessor agrees that Lessee shall be entitled to the benefit of any manufacturer's warranties on the Equipment to the extent permitted by applicable law.

SECTION 7. IDENTIFICATION; PERSONAL PROPERTY. No right, title or interest in the Equipment shall pass to Lessee other than the right to maintain possession and use of the Equipment for the full lease term. Lessor may require plates or markings to be conspicuously affixed to or placed on the Equipment indicating Lessor is the owner. However, if any item of Equipment leased hereunder is to be operated by the public, such plates or markings need not be placed in a conspicuous part of the Equipment. The Equipment is, and shall at all times be and remain, personal property even though the Equipment or any part thereof may hereafter become affixed or attached to real property.

SECTION 8. QUIET ENJOYMENT. So long as Lessee is in compliance with the terms of this Master Lease:




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Lessee's right of quiet enjoyment of the Equipment shall not be impaired by the
Lessor or anyone claiming through the Lessor.

SECTION 9. ASSIGNMENT.

     (a) LESSEE AGREES NOT TO SELL, ASSIGN, SUBLET, PLEDGE, HYPOTHECATE, OR OTHERWISE ENCUMBER, SUFFER A LIEN UPON OR AGAINST ANY INTEREST IN THIS MASTER LEASE OR THE EQUIPMENT LEASED HEREUNDER.

     (b) Lessor may assign, pledge, or in any other way transfer this Master Lease either in whole or in part, without notice to Lessee. Should this Master Lease or any interest therein be assigned or should the rentals hereunder be assigned no breach or default of this Master Lease by Lessor to its assignee shall excuse performance by Lessee of any provision hereof. Upon receipt of notice of assignment of this Master Lease or the rentals due hereunder, if so directed by Lessor, Lessee shall pay the rentals hereunder as they become due to any assignee without any set-off, counterclaims or defense thereto.

SECTION 10. FEES - TAXES. Lessee agrees to pay and to indemnify and hold Lessor harmless from all license and registration fees and all assessments, taxes and impositions of whatever nature including income, franchise, sales, use, property, excise and other taxes now or hereinafter imposed by any governmental body or agency upon the Equipment, or the use thereof, including all interest and penalties, but excluding any income taxes payable by Lessor on the receipt of income under this Master Lease.

SECTION 11. LIMITATION OF LIABILITY; INDEMNIFICATION.

     (a) Lessee agrees that Lessor shall not be responsible for any loss or damage to Lessee, its customers or anyone else, caused by any failure or defect of the Equipment, or otherwise.

     (b) Lessee hereby assumes liability for, and hereby agrees to indemnify, defend, protect, save and keep harmless Lessor, its successors and assigns, from and against any and all claims, liabilities, judgments, suits, obligations, losses, damages, expenses, penalties, and disbursements (including reasonable attorneys' fees and expenses) of any kind and nature arising from or pertaining to the use, possession, operation, manufacture, purchase, financing, ownership, delivery, rejection, non-delivery, transportation, storage maintenance, repair return or other disposition of the Equipment including but not limited to liabilities resulting from strict liability in tort or a breach of any law, regulation or ordinance of any federal, state or local government agency.

SECTION 12. RETURN OF EQUIPMENT. Upon the expiration of the term of this Master Lease, unless the Equipment is sold to the Lessee, Lessee will at its own cost and expense deliver possession of the Equipment to Lessor at a location designated by the Lessor free and clear of all liens, charges, encumbrances, and rights of others, in good working order and repair (except for ordinary wear and tear resulting from proper use) and in the condition required hereby.

SECTION 13. CASUALTY LOSS. Lessee hereby assumes and shall bear the risk of loss; damage to or theft of the Equipment from any and every causes whatsoever, whether or not insured. No loss or damage to the Equipment or any part thereof shall impair any obligation of Lessee under this Master Lease, which shall continue in full force and effect. In the event that any item of Equipment shall become damaged, worn out, destroyed, lost or stolen, or if any item of the Equipment is requisitioned or taken by any governmental authority under the power of eminent domain or otherwise, Lessee shall promptly notify Lessor thereof and at the option of Lessor, Lessee shall:

     (a)  Place the same in good repair, condition and working order; or

     (b) Replace the same with like property in good repair, condition and working order which property shall be thereupon conveyed to Lessor free, clear and unencumbered and thereupon be subject to this Master Lease; or

     (c) On the Rental Payment date next following the date the Equipment becomes damaged, worn out, destroyed, lost or stolen, pay Lessor in cash all of the following:

          (i)  all amounts then owed by Lessee to Lessor under this Master
               Lease;

          (ii) an amount equal to the greater of the estimated fair market value of the equipment at the end of lease term or 10% of the actual cost of said Equipment; and

          (iii) the unpaid balance of the total rent for the initial term of this Master Lease attributable to such Equipment.

Upon Lessor's receipt of such payment, Lessee shall be entitled to whatever interest Lessor may have in such Equipment, in its then condition and location "AS IS" and "WHERE IS", without warranty express or implied.

SECTION 14. INSURANCE.

     (a) Lessee at its expense will provide and maintain fire and extended coverage insurance against loss, theft, damage or destruction of the Equipment in an amount not less than 100% of the insurable value of the Equipment on a replacement cost basis as determined by Lessor. Each policy will provide expressly that such insurance, as to Lessor and its assigns, will not be invalidated by any act, omission or neglect of Lessee and will provide expressly for at least thirty (30) days prior written notice to Lessor of alteration or cancellation. The proceeds of such insurance will be applied first to any unpaid obligations of Lessee under this Master Lease arising prior to the receipt of the proceeds and then toward the restoration or repair of the Equipment or if Lessor determines that any item of Equipment is lost, stolen, destroyed, or damaged beyond repair toward payment of the amounts required by Section 13 above. Any excess proceeds remaining thereafter will be paid to Lessee, provided Lessee is not then in default under this Master Lease.

     (b) Lessee at its expense will carry public liability, property damage and, if required by Lessor, collision insurance with respect to the Equipment and the use thereof in amounts satisfactory to Lessor. Each such policy of insurance will name Lessor as an additional insured thereon.

     (c) All policies relating to the insurance referred to in Subsections 14(a) and (b) above, will be in such form and with such companies as are satisfactory to Lessor and will name Lessor as an additional insured and as an additional loss payee. Lessee will furnish Lessor proof of such insurance. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, adjust, settle, receive payment of and execute and endorse all documents, checks or drafts for loss or damage under any such insurance policy.

     (d) If Lessee fails to procure, maintain and pay for such fire and extended coverage insurance or any such public liability, property damage or collision insurance required by Lessor, Lessor will have the right, but not the duty, to obtain such insurance on behalf of and at the expense of Lessee. In the event Lessor does obtain and pay for such insurance, Lessee will reimburse Lessor for the costs thereof no later than the date of the next scheduled rental payment under this Master Lease.

SECTION 15. RIGHT OF LESSOR TO PERFORM. If the Lessee shall fail to comply with any of its covenants herein contained, the Lessor (or, in the case of an assignment by the Lessor pursuant to Section 9(b) hereof, as assignee), may, but shall not be obligated to, make advances to perform the same and to take all such action as may be necessary to obtain such performance. Any payment so made by any such party and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith shall be immediately due and payable by the Lessee to the party making the same, as additional rent hereunder.

SECTION 16. EVENTS OF DEFAULT. Any of the following events shall constitute an Event of Default:

     (a) The nonpayment by Lessee for ten (10) days of any rent or other amount provided for herein after the same is due and payable;

     (b) The failure of Lessee to observe, keep or perform any other provisions of this Master Lease required to be observed, kept or performed by Lessee, which failure is not cured ten (10) days after notice thereof by Lessor;

     (c) The failure of Lessee to make any payment when due, or to observe or perform any covenant or agreement contained in, or the occurrence of a default or Event of Default under any agreement evidencing, guarantying or securing any other indebtedness or obligation of Lessee to Lessor, The Fifth Third Bank, or any affiliate of Fifth Third Bancorp of any kind or nature;




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     (d)  The making of any representation or warranty by Lessee herein or in any agreement, document or certificate delivered to Lessor in connection herewith,or any financial statement furnished by Lessee to Lessor which, at any time, proves to be incorrect in any material respect;

     (e) Lessee or any guarantor makes an assignment for the benefit of creditors or commits any other affirmative act of insolvency or bankruptcy, files a petition in bankruptcy or for arrangement or reorganization or having such a petition filed against it if such petition is not dismissed or withdrawn within thirty (30) days;

     (f) The attachment of a substantial part of the property of Lessee or appointment of a receiver for Lessee or any substantial part of Lessee's property;

     (g) Lessee ceases to do business as a going concern, or if there is a change in the ownership of Lessee which changes the identity of any person or persons having, directly or indirectly, more than 10% of either the legal or beneficial ownership of Lessee;

     (h) There shall occur, in Lessor's reasonable opinion, a deterioration in the financial strength of the Lessee or any guarantor or any event occurs which might, in Lessor's opinion, have an adverse effect on the Equipment or on Lessee's or guarantor's financial condition, operations or prospects;

     (i) The death or dissolution of Lessee or any guarantor, or any guarantor of Lessee's obligations hereunder denies his or its obligations to guarantee any obligations then existing or attempts to limit or terminate his or its obligations to guaranty the Lessee's obligations hereunder.

     (j) Lessee also agrees, upon any responsible officer of Lessee becoming aware of any condition which constituted or constitutes an Event of Default under this Master Lease or which, after notice or lapse of time, or both, would constitute such an Event of Default, to promptly furnish to Lessor written notice specifying such condition and the nature and status thereof. For purposes of this Section, a "responsible officer" shall mean, with respect to the subject matter of any covenant, agreement or obligation of Lessee contained in this Master Lease, any corporate officer of Lessee who, in the normal performance of his operational responsibilities, would or should have knowledge of such matter and the requirements of this Master Lease with respect thereto.


SECTION 17. REMEDIES. Upon the occurrence of any Event of Default, Lessor shall have the right to declare this Master Lease in default without notice to Lessee. Such declaration shall apply to all schedules then in effect hereunder. Upon the making of any such declaration, Lessor shall have the right to exercise any one or more of the following remedies:

     (a) To take possession of any and all items of Equipment without further demand or notice wherever they may be located without any court order or process of law (but if Lessor applies for a court order or the issuance of legal process, Lessee waives any prior notice of the making of this application or the issuance of such order of legal process) and Lessee hereby waives any and all damages occasioned by such taking of possession; any such taking of possession shall not constitute termination of this Master Lease as to any or all of Equipment unless Lessor expressly so notified Lessee in writing;

     (b) To terminate this Master Lease as to any or all items of Equipment without prejudice to Lessor's rights in respect to obligations then accrued and remaining unsatisfied;

     (c) To recover from Lessee (and Lessee agrees to pay in cash the following):

          (i)    all amounts then owed by Lessee to Lessor under this Master
                 Lease;

          (ii) the unpaid balance of the total rent for the initial term of this Master Lease attributable to said Equipment.

          (iii) an amount equal to the greater of the estimated fair market value of the equipment at lease termination or 10% of the actual cost of said Equipment; and

          (iv) an amount equal to 10% of the original cost of the Equipment as liquidated damages and not as a penalty.

     (d) To sell any or all of the Equipment in public or private sale, in bulk or in parcels, for cash or on credit without having the Equipment present at the place of sale and to recover from Lessee all costs of taking possession, storing, repairing, and selling the Equipment (and Lessor may use Lessee's premises for any or all of the foregoing without liability for rent, costs, or damages or otherwise) or to otherwise dispose, hold, use, operate, lease to others or keep idle such Equipment all as Lessor in its sole discretion may determine and to apply the proceeds of any such action:

          (i) to all costs, charges and expenses incurred in taking, removing, holding, operating, repairing, and selling, leasing or otherwise disposing of the Equipment; then

          (ii)   to the amounts set forth in Section (c) (i), (ii), (iii) and
                 (iv) above provided that Lessee shall pay any deficiency due Lessor;

          (iii)  and any surplus shall be retained by Lessor;

     (e) To pursue any other remedy provided for by statute or otherwise available at law or in equity.

Notwithstanding any repossession, or other action which Lessor may take, the Lessee shall be and remain liable for the full performance of all obligations on the part of Lessee to be performed under this Master Lease to the extent not paid or performed by Lessee. All such remedies are cumulative and may be exercised concurrently or separately. In addition to the foregoing, Lessee shall pay Lessor all costs and expenses, including reasonable attorneys' fees and fees of collection agencies incurred by Lessor in exercising any of its rights and remedies hereunder.

SECTION 18. REPAYMENT OF OTHER AMOUNTS. In addition to any other right granted to Lessor hereunder to terminate this Master Lease, Lessor shall have the right to terminate this Master Lease and collect all amounts due hereunder (including any lump sum or other tax payments provided in Section 3 hereof) if Lessee, whether at the direction or request of the Lessor or any affiliate of Lessor, The Fifth Third Bank, or The Fifth Third Bancorp, repays all or substantially all other amounts and obligations owed by Lessee to the Lessor or any affiliate of the Lessor, The Fifth Third Bank or The Fifth Third Bancorp.

SECTION 19. FURTHER ASSURANCES. Lessee will, upon request of Lessor, at Lessee's sole cost and expense, do and perform any other act and will execute, acknowledge, deliver, file, record and deposit (and will re-file, re-register, re-record, and re-deposit whenever required) any and all further instruments required by law or Lessor including, without limitation, financing statements or other documents needed for the protection of Lessor's interest.

SECTION 20. NOTICES. Any notices and demands required to be given hereunder shall be in writing and may be delivered personally or mailed by certified mail, return receipt requested, to the respective addresses of the parties above set forth, or to such other address as either party may hereinafter indicate by written notice, as provided in this section.

SECTION 21. FINANCIAL STATEMENTS. Within sixty (60) days after the end of each fiscal quarter and within ninety (90) days after the end of each fiscal year of Lessee during the term of this Master Lease, Lessee shall deliver to Lessor yearly Balance Sheets, Profit and Loss Statements and Source and Application of Funds of Lessee certified by the independent public accountants of Lessee or if unaudited, certified to be true and correct by the chief financial officer of Lessee.

SECTION 22. FILINGS; POWER OF ATTORNEY. Lessee will execute and deliver to Lessor at Lessor's request all financing statements, continuation statements, and other documents that Lessor may reasonably request, in form satisfactory to Lessor, to perfect and maintain Lessor's interest in the Equipment and to fully consummate all transactions contemplated under this Master Lease. Lessee hereby irrevocably makes, constitutes and appoints Lessor (or any of Lessor's officers, employees or agents designated by Lessor) as Lessee's true and lawful attorney with power to sign the name of Lessee on any such documents. This power, being coupled with an interest, is irrevocable until all obligations of Lessee to Lessor have been fully satisfied.

SECTION 23. LATE PAYMENTS. Interest at the rate of 1 1/2% per month or the maximum rate permitted by law, whichever is less, shall accrue on the amount of any payment not made when due hereunder from the date thereof until payment is made, and Lessee shall pay such interest to Lessor, on demand.

cintech solutions, inc.

SECTION 24. ENTIRE AGREEMENT. THIS MASTER LEASE AND ASSOCIATED SCHEDULES CONSTITUTES THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE AND EXCLUSIVELY AND COMPLETELY STATES THE RIGHTS OF LESSOR AND LESSEE WITH RESPECT TO THE LEASING OF THE EQUIPMENT AND SUPERSEDES ALL PRIOR AGREEMENTS, ORAL OR WRITTEN, WITH RESPECT THERETO AND ANY COURSE OF DEALING OF THE PARTIES HERETO. The terms and conditions of all Schedules, Addenda, and Exhibits, which refer to this Master Lease, are hereby incorporated herein.

SECTION 25. FINANCE LEASE. The Lessor and Lessee hereby agree that this Master Lease is a "finance lease" as that term is defined in Section 2A-l03 of the Uniform Commercial Code as adopted in the state of Lessor's principle place of business and that Lessor shall be treated as a finance lessor entitled to the benefits and releases from liability accorded to a finance lessor under the Uniform Commercial Code.

SECTION 26. MISCELLANEOUS.

     (a) This Master Lease shall inure to the benefit of and be binding upon the successors and assigns of the respective parties hereto provided, however, that nothing contained in this section shall impair any of the provisions prohibiting assignment without the consent of Lessor;

     (b) Any provision of this Master Lease, which is unenforceable in any jurisdiction, shall not render unenforceable such provision in any other jurisdiction and shall not invalidate the remaining provision of this Master Lease.

     (c) This Master Lease shall be governed by and construed under the laws of the state of the Lessor's principal place of business without regard to its conflicts of laws provisions.

     (d) All covenants of Lessee herein shall survive the expiration or termination of this Master Lease to the extent required for their full observance and performance.

     (e) No delay or omission to exercise any right, power or remedy accruing to Lessor upon any breach or default of Lessee hereunder shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein or of any similar breach or default thereafter occurring, nor shall any waiver of any single breach of default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Lessor of any breach or default under this Master Lease must be in writing specifically set forth.

     (f) Lessee agrees that the state and federal courts in the county of Lessor's principal place of business or any other court in which Lessor initiates proceedings have exclusive jurisdiction over all matters arising out of this Master Lease and that service of process in any such proceeding shall be effective if mailed to Lessee at its address described in the first paragraph of this Master Lease. LESSOR AND LESSEE HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS MASTER LEASE OR THE TRANSACTIONS CONTEMPLATED THEREBY.

     (g) No variation or modification or amendment of this Master Lease and no waiver of any of its provisions or conditions shall be valid unless in writing.

     (h) Each and every Lessee hereunder authorizes any attorney of record to appear for them in any court of record in the State of Ohio, after this Master Lease is in default whether by its terms or otherwise, waive the issuance and service of process, and release all errors and rights of appeal, and confess a judgment against them in favor of the Lessor, for the principal amount of this Master Lease plus interest at the Master Lease rate, together with court costs and attorneys' fees. Lessee also agrees that the attorney acting for the undersigned as set fourth in this paragraph may be compensated by Lessor for such services, and Lessee waives any conflict of interest caused by such representation and compensation arrangement. Stay of execution and all exemptions are hereby waived. If this Master Lease is referred to an attorney for collection, and the payment is obtained without the entry of a judgment, the Lessee shall pay to Lessor its attorney's fees.

Lessor and Lessee have each caused this Master Lease to be duly executed as of the date set forth on the first page hereof.
WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGEMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

CINTECH SOLUTIONS, INC.                THE FIFTH THIRD LEASING COMPANY

By: /s/ Dino Lucarelli                 By: /s/ Mark J. Zink
   ----------------------------           -------------------------------

Title: Chief Financial Officer         Title:   AVP
      -------------------------              ----------------------------

LESSEE                                 LESSOR

CINTECH SOLUTIONS, INC.


                             [FIFTH THIRD BANK LOGO]
                              EQUIPMENT SCHEDULE A
                        EFFECTIVE DATE DECEMBER 18, 2001

This Schedule forming a part of the MASTER LEASE between THE FIFTH THIRD LEASING COMPANY, Lessor, and CINTECH SOLUTIONS, INC., Lessee, dated DECEMBER 18, 2001 ("Master Lease").


  --------------------------------------------------------------------------------------------------------------------------
  Description                        Location Street, City, State, Zip
                                     County                                   Serial Number or VIN #             Cost
  --------------------------------------------------------------------------------------------------------------------------
  COMPUTER & TELEPHONE               4747 LAKE FOREST DRIVE                                                   $ 611,761.23
  EQUIPMENT - SEE ATTACHED           CINCINNATI, OHIO 45242
  EXHIBIT A                          HAMILTON COUNTY
  --------------------------------------------------------------------------------------------------------------------------
                                                                                   Total Cost:                $ 611,761.23
  --------------------------------------------------------------------------------------------------------------------------


SECTION 1. EQUIPMENT: Pursuant to the terms of the Master Lease, Lessor agrees to acquire and lease to Lessee the equipment listed above ("Equipment").

SECTION 2. BILLING NAME AND ADDRESS: SAME
SECTION 3. TERM IN MONTHS: 48                               Payment Frequency: MONTHLY
SECTION 4. RENT:
     (a) Rent shall be payable IN ADVANCE.                  First Payment Date: DECEMBER 18, 2001


                                       --------------------------------------------
                                                Number of Payments      RENT
                                       --------------------------------------------
                                                       48               $ 14,136.82
                                       --------------------------------------------

     (b) Monthly Payments shall include the above Rent plus sales/use tax if applicable.
     (c) For this Schedule there shall be added to the first installment of Rent a further sum (Interim Rent) equal to the product resulting from multiplying (i) that part of the cost of the Equipment paid by Lessor prior to the Effective Date of this Schedule by (ii) an amount equal to N/A% per annum in each case computed from the respective dates of any such payment by Lessor to the Effective Date of this Schedule.
SECTION 5. TAX BENEFITS. (a) Depreciable Life: Lessor has assumed a depreciable life of 5 years in computing the Rent listed above.
SECTION 6. END OF TERM FMV OPTIONS. At the end of the initial Term of this Lease Schedule, so long as no Event of Default has occurred, Lessee shall exercise one of the following options.
     (a) So long as no Event of Default has occurred and this Schedule has not been earlier terminated, the Lessee may, at the expiration of the initial Term, provided written notice has been given to Lessor at least ninety(90) days but not more than one hundred eighty(180) days prior to the end of Term, purchase all, but not less than all, of the Equipment in this Schedule on an "AS IS, WHERE IS, BASIS" to be paid in cash in an amount equal to the fair market value of the Equipment (plus all applicable taxes); or
     (b) Lessee may return the Equipment in accordance with Section of the Master Lease entitled "Return of Equipment"; or
     (c) Lessee may renew the Master Lease at a term and rate to be negotiated by the parties based on the fair market value of the Equipment
SECTION 7. AMENDMENTS TO MASTER LEASE. For purposes of this Schedule, the terms of the Master Lease are hereby amended and supplemented as follows:
Subsection (c)(ii) of SECTION 13 of the Master Lease entitled CASUALTY LOSS and Subsection (c)(iii) of SECTION 17 of the Master Lease entitled REMEDIES are each deleted in their entirety and are each replaced with the following:
"an amount equal to 3% of said Equipment cost; and"

EARLY TERMINATION OPTION: Lessee shall have the option to terminate this Lease, after the payment of the 12TH payment and after Lessee pays to Lessor a cash Termination Payment, and all sums then due under the Equipment Schedule and return the Equipment in accordance with the Section of the Lease entitled "Return of Equipment". The Termination Payment for the Equipment shall be an amount equal to 66.70% of the Total Cost of the Equipment.


CINTECH SOLUTIONS, INC.                THE FIFTH THIRD LEASING COMPANY

By: /s/ Dino Lucarelli                    By: /s/ Mark J. Zink
   ----------------------------              -------------------------------

Title: CFO                             Title: AVP
      -------------------------              -------------------------------

LESSEE                                 LESSOR

                                    EXHIBIT A
                             TO EQUIPMENT SCHEDULE A
                             DATED DECEMBER 18, 2001







 8435     9/18/01   Black Box Network Services  104,375.00    Voice & Data Cabling Infrastructure for Blue Ash Complex
                    Black Box Network Services   15,534.91    Change orders 1 thru 10
                                               -----------
                                                119,909.91

 8480    10/24/01   E & H Integrated Systems    183,556.84    Phone system for Blue Ash facility
 8523    11/26/01   E&H Integrated Systems        1,517.25    DS-30 Station Port Adaptor (3)
                                               -----------
                                                185,074.09

 8486    10/29/01   Solarcom                    120,991.90    Dell Equipment for new bldg (specs On PO)
 8497     11/2/01   Solarcom                    166,605.16    CISCO Network Equipment
                    Solarcom                        997.50    Optical wheel mouse
                    Solarcom                     18,182.67    Sales tax / shipping & handling
                                               -----------
                                                306,777.23




























                                                         INITIALED BY:   DML
                                                                       ---------

CINTECH SOLUTIONS, INC.
--------------------------------------------------------------------------------


                            [FIFTH THIRD BANK LOGO]

                                  BILL OF SALE

In consideration of the sum of $611,761.23, CINTECH SOLUTIONS, INC., Lessee, has bargained and sold, and by these presents does hereby grant and convey unto THE FIFTH THIRD LEASING COMPANY, its successors and assigns, the personal property described in Equipment Schedule A, dated DECEMBER 18, 2001, to Master Lease Agreement dated DECEMBER 18, 2001 between THE FIFTH THIRD LEASING COMPANY, Lessor and CINTECH SOLUTIONS, INC., Lessee.

To have and to hold the same forever CINTECH SOLUTIONS, INC. covenants and agrees to warrant and defend the sale of the personal property hereby sold against all and every person and persons whomsoever.

CINTECH SOLUTIONS, INC.





By: /s/ Dino Lucarelli
        ----------------------------

Title: CFO
      ------------------------------

LESSEE

                            [FIFTH THIRD BANK LOGO]

                             ACCEPTANCE CERTIFICATE

The undersigned being duly authorized by CINTECH SOLUTIONS, INC., located at 4747 LAKE FOREST DRIVE, CINCINNATI, OHIO 45242 (hereinafter referred to as "Lessee"), does hereby state that the Lessee has inspected the Equipment delivered pursuant to a certain MASTER LEASE between and THE FIFTH THIRD LEASING COMPANY, 38 FOUNTAIN SQUARE PLAZA, CINCINNATI, OHIO 45263 (hereinafter referred to as "Lessor"), dated DECEMBER 18, 2001, and Equipment Schedule A, dated DECEMBER 18, 2001, and that the Equipment specified in such Equipment Schedule A has been delivered and installed and is in good working order and complies with the specifications of the purchase order.
Nothing herein shall affect the rights which Lessor or Lessee may have against the seller of said Equipment arising out of the sale, delivery, installation, or use thereof.
SECTION 1. EQUIPMENT. This Certificate of Acceptance covers the following items of Equipment:


--------------------------------------------------------------------------------------------------------------------------------
Description                    Location Street, City, State, Zip
                               County                                         Serial Number or VIN #                 Cost
--------------------------------------------------------------------------------------------------------------------------------
COMPUTER & TELEPHONE           4747 LAKE FOREST DRIVE                                                            $ 611,761.23
EQUIPMENT - SEE                CINCINNATI, OHIO 45242
ATTACHED EXHIBIT A             HAMILTON COUNTY
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   Total Cost                    $ 611,761.23
--------------------------------------------------------------------------------------------------------------------------------


CINTECH SOLUTIONS, INC.


By: /s/ Dino Lucarelli
        ----------------------------

Title: CFO
      ------------------------------

LESSEE
cintech solutions, inc.


                             [FIFTH THIRD BANK LOGO]

                              EQUIPMENT SCHEDULE A
                        EFFECTIVE DATE DECEMBER 18, 2001
This Schedule forming a part of the MASTER LEASE between THE FIFTH THIRD LEASING COMPANY, Lessor, and CINTECH SOLUTIONS, INC., LESSEE, DATED DECEMBER 18, 2001 ("Master Lease").

  --------------------------------------------------------------------------------------------------------------------------------
  Description                        Location Street, City, State,
                                     Zip   County                            Serial Number or VIN #           Cost
  --------------------------------------------------------------------------------------------------------------------------------
  OFFICE FURNITURE -                 4747 LAKE FOREST DRIVE                                                   $ 701,067.85
  SEE ATTACHED  EXHIBIT A            CINCINNATI, OHIO 45242
                                     HAMILTON COUNTY
   -------------------------------------------------------------------------------------------------------------------------------
                                                                                   Total Cost:                $ 701,067.85
   -------------------------------------------------------------------------------------------------------------------------------

SECTION 1. EQUIPMENT: Pursuant to the terms of the Master Lease, Lessor agrees to acquire and lease to Lessee the equipment listed above ("Equipment").
SECTION 2. BILLING NAME AND ADDRESS: SAME

SECTION 3. TERM IN MONTHS: 60                               Payment Frequency: MONTHLY
SECTION 4. RENT:
     (a) Rent shall be payable IN ADVANCE.                  First Payment Date: DECEMBER 18, 2001

                                              ------------------------------------------
                                                 NUMBER OF PAYMENTS          RENT
                                                         60                  $ 13,354.50
                                              ------------------------------------------

     (b) Monthly Payments shall include the above Rent plus sales/use tax if applicable.
     (c) For this Schedule there shall be added to the first installment of Rent a further sum (Interim Rent) equal to the product resulting from multiplying
(i) that part of the cost of the Equipment paid by Lessor prior to the Effective Date of this Schedule by (ii) an amount equal to N/A% per annum in each case computed from the respective dates of any such payment by Lessor to the Effective Date of this Schedule.
SECTION 5. TAX BENEFITS. (a) Depreciable Life: Lessor has assumed a depreciable life of 7 years in computing the Rent listed above.
SECTION 6. END OF TERM FMV OPTIONS. At the end of the initial Term of this Lease Schedule, so long as no Event of Default has occurred, Lessee shall exercise one of the following options.
     (a) So long as no Event of Default has occurred and this Schedule has not been earlier terminated, the Lessee may, at the expiration of the initial Term, provided written notice has been given to Lessor at least ninety(90) days but not more than one hundred eighty (180) days prior to the end of Term, purchase all, but not less than all, of the Equipment in this Schedule on an "AS IS, WHERE IS, BASIS" to be paid in cash in an amount equal to the fair market value of the Equipment (plus all applicable taxes); or
     (b) Lessee may return the Equipment in accordance with Section of the Master Lease entitled "Return of Equipment"; or
     (c) Lessee may renew the Master Lease at a term and rate to be negotiated by the parties based on the fair market value of the Equipment
SECTION 7. AMENDMENTS TO MASTER LEASE. For purposes of this Schedule, the terms of the Master Lease are hereby amended and supplemented as follows: Subsection
(c)(ii) of SECTION 13 of the Master Lease entitled CASUALTY LOSS and Subsection
(c)(iii) of SECTION 17 of the Master Lease entitled REMEDIES are each deleted in their entirety and are each replaced with the following:
"an amount equal to 5% of said Equipment cost; and"

EARLY TERMINATION OPTION: Lessee shall have the option to terminate this Lease, after the payment of the 12TH payment and after Lessee pays to Lessor a cash Termination Payment, and all sums then due under the Equipment Schedule and return the Equipment in accordance with the Section of the Lease entitled "Return of Equipment". The Termination Payment for the Equipment shall be an amount equal to 71.80% of the Total Cost of the Equipment


CINTECH SOLUTIONS, INC.                THE FIFTH THIRD LEASING COMPANY

By: /s/ Dino Lucarelli                 By: /s/ Mark J. Zink
        -------------------------              -------------------------------

Title: CFO                             Title:   AVP
      ---------------------------              -------------------------------

LESSEE                                 LESSOR

                                    EXHIBIT A
                             TO EQUIPMENT SCHEDULE A
                             DATED DECEMBER 18, 2001



P.0.#            Date               Vendor                  Amount                Description
-----            ----               ------                  ------                -----------

 8437          9/18/01      Alexander Patterson Group       110,453.00    Furniture for new Blue Ash office facility
 8452          10/1/01      Alexander Patterson Group       207,842.68    Furniture for new Blue Ash office facility
 8464         10/10/01      Alexander Patterson Group       382,772.17    Systems furniture
                                                          ------------
                                                            701,067.85

















                                                   INITIALED BY:      DML
                                                                 --------------
cintech solutions, inc.



                            [FIFTH THIRD BANK LOGO]

                                  BILL OF SALE

In consideration of the sum of $701,067.85, CINTECH SOLUTIONS, INC., Lessee, has bargained and sold, and by these presents does hereby grant and convey unto THE FIFTH THIRD LEASING COMPANY, its successors and assigns, the personal property described in Equipment Schedule A, dated DECEMBER 18, 2001, to Master Lease Agreement dated DECEMBER 18, 2001 between THE FIFTH THIRD LEASING COMPANY, Lessor and CINTECH SOLUTIONS, INC., Lessee.

To have and to hold the same forever CINTECH SOLUTIONS, INC. covenants and agrees to warrant and defend the sale of the personal property hereby sold against all and every person and persons whomsoever.


CINTECH SOLUTIONS, INC.


By: /s/ Dino Lucarelli
        ----------------------------

Title: CFO
      ------------------------------

LESSEE

                            [FIFTH THIRD BANK LOGO]

                             ACCEPTANCE CERTIFICATE

The undersigned being duly authorized by CINTECH SOLUTIONS, INC., located at 4747 LAKE FOREST DRIVE, CINCINNATI, OHIO 45242 (hereinafter referred to as "Lessee"), does hereby state that the Lessee has inspected the Equipment delivered pursuant to a certain MASTER LEASE between and THE FIFTH THIRD LEASING COMPANY, 38 FOUNTAIN SQUARE PLAZA, CINCINNATI, OHIO 45263 (hereinafter referred to as "Lessor"), dated DECEMBER 18, 2001, and Equipment Schedule A, dated DECEMBER 18, 2001, and that the Equipment specified in such Equipment Schedule A has been delivered and installed and is in good working order and complies with the specifications of the purchase order.
Nothing herein shall affect the rights which Lessor or Lessee may have against the seller of said Equipment arising out of the sale, delivery, installation, or use thereof.
SECTION 1. EQUIPMENT. This Certificate of Acceptance covers the following items of Equipment.

  --------------------------------------------------------------------------------------------------------------------------------
  Description                    Location Street, City, State, Zip
                                 County                                     Serial Number or VIN #                    Cost
  --------------------------------------------------------------------------------------------------------------------------------
  OFFICE FURNITURE - SEE         4747 LAKE FOREST DRIVE                                                            $ 701,067.85
  ATTACHED EXHIBIT A             CINCINNATI, OHIO 45242
                                 HAMILTON COUNTY
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Total Cost                    $ 701,067.85
----------------------------------------------------------------------------------------------------------------------------------

CINTECH SOLUTIONS, INC.


By: /s/ Dino Lucarelli
        ----------------------------

Title: CFO
      ------------------------------

LESSEE